UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2017, Mistras Group, Inc. (the "Company") announced the change in its fiscal year from May 31 to December 31, effective December 31, 2016. Selected historical quarterly financial information for the year ended December 31, 2016 is included in the exhibit to this report.

This Form 8-K supersedes certain information from our Current Report on Form 8-K filed on March 16, 2017 and should be read in conjunction with our Current Report on Form 8-K filed on May 8, 2017. The information contained in Exhibit 99.1 is being furnished, not filed.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

99.1                        Supplemental unaudited quarterly financial information for the year ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: July 7, 2017	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Supplemental unaudited quarterly financial information for the year ended December 31, 2016

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